[DESCRIPTION] Promissory Notes held by Shareholders

                         PROMISSORY NOTE

U.S. $15,000.00                                            February 28, 1999
                                                           Bexar County, Texas


     FOR VALUE RECEIVED, the undersigned, Wrapsters, Inc. ("Borrower") promises to pay to the order JOSEPH K. KOSTOFF or his successors or assigns (the "Lender"), the principal sum of Fifteen Thousand Dollars ($15,000.00) to be paid in lawful money of the United States of America. Interest will accrue on the Promissory Note at a rate of 10% per annum from the date of funding from the escrow account and will be payable semi-annually on June 30, and December 31, of each year until maturity. The entire principal balance of the Promissory Note, together with accrued interest, shall become due and payable an the earlier of (1) the maturity date of thePromissory Note in February 2001 (two years from the date of issuance), or (2) Upon the closing of a future financing resulting in proceeds to the Borrowers of at least $2,000,000.

Interest on the Promissory Note shall be computed on the basis of a 360-day year from the actual days elapsed.

This Promissory Note may be prepaid in whole or in part at any time without penalty.

The Promissory Notes are unconditionally guaranteed as to the payment of principal and interest, jointly and severally by all of the direct and indirect subsidiaries of Wrapsters, Inc.

Should an acquisition be completed in the future, the Promissory Note will be secured by a first lien on the monthly royalty payments to be received from franchisees of the acquired companies. If any required payment of principal or interest is not paid the Lender with 15 days of the due date, then this Promissory Note shall be in default and become due and payable at once without notice and demand at the option of the Lender. While in default, amounts outstanding under the Promissory Note shall continue to bear interest at the rate of ten percent (10%) per annum.

This Promissory Note is to be construed and enforced in accordance with the laws of the State of Texas.

BORROWER:

WRAPSTERS, INC.


By: Thomas E. Metzger
Thomas E. Metzger
President

                              PROMISSORY NOTE

U.S. $25,000.00                                            February 28, 1999
                                                           Bexar County, Texas

     FOR VALUE RECEIVED, the undersigned, Wrapsters, Inc. ("Borrower") promises to pay to the order STANLEY G. MORTON or his successors or assigns (the "Lender"), the principal sure of Twenty Five Thousand Dollars ($25,000.00) to be paid in lawful money of the United States of America. Interest will accrue on the Promissory Note at a rate of 10% per annum from the date of funding from the escrow account and will be payable semi-annually on June 30, and December 31, of each year until maturity. The entire principal balance of the Promissory Note, together with accrued interest, shall become due and payable on the earlier of (1) the maturity date of the Promissory Note in February 2001 (two years from the date of issuance), or (2) Upon the closing of a future financing resulting in proceeds to the Borrowers of at least $2,000,000.

Interest on the Promissory Note shall be computed on the basis of a 360-day year from the actual days elapsed.

This Promissory Note may be prepaid in whole or in part at any time without penalty.

The Promissory Notes are unconditionally guaranteed as to the payment of principal and interest, jointly and severally by all of the direct and indirect subsidiaries of Wrapsters, Inc.

Should an acquisition be completed in the future, the Promissory Note will be secured by a first lien on the monthly royalty payments to be received from franchisees of the acquired companies. If any required payment of principal or interest is not paid the Lender with 15 days of the due date, then this Promissory Note shall be in default and become due and payable at once without notice and demand at the option of the Lender. While in default, amounts outstanding under the Promissory Note shall continue to bear interest at the rate of ten percent (10%) per annum.

This Promissory Note is to he construed and enforced in accordance with the laws of the State of Texas.

BORROWER:

WRAPSTERS, INC.

By: Thomas E. Metzger
Thomas E Metzger
President

                              PROMISSORY NOTE

U.S. $50,000.00                                           February 28, 1999
                                                          Bexar County, Texas


     FOR VALUE RECEIVED, the undersigned, Wrapsters, Inc. ("Borrower") promises to pay to the order RICHARD O. WAGNER or his successors or assigns (the "Lender"), the principal sum of Fifty Thousand Dollars ($50,000.00) to be paid in lawful money of the United States of America. Interest will accrue on the Promissory Note at a rate of 10% per annum from the date of funding from the escrow account and will be payable semi-annually on June 30, and December 31, of each year until maturity. The entire principal balance of the Promissory Note, together with accrued interest, shall become due and payable on the earlier of (1) the maturity date of the Promissory Note in February 2001 (two years from the date of issuance), or (2) Upon the closing of a future financing resulting in proceeds to the Borrowers of at least $2,000,000.

Interest on the Promissory Note shall be computed on the basis of a 360-day year from the actual days elapsed.

This Promissory Note may be prepaid in whole or in part at any time without penalty.

The Promissory Notes are unconditionally guaranteed as to the payment of principal and interest, jointly and severally by all of the direct and indirect subsidiaries of Wrapsters, Inc.

Should an acquisition be completed in the future, the Promissory Note will be secured by a first lien on the monthly royalty payments to be received from franchisees of the acquired companies. If any required payment of principal or interest is not paid the Lender with 15 days of the due date, then this Promissory Note shall be in default and become due and payable at once without notice and demand at the option of the Lender. While in default, amounts outstanding under the Promissory Note shall continue to bear interest at the rate of ten percent (10%) per annum.

This Promissory Note is to be construed and enforced in accordance with the laws of the State of Texas.

BORROWER:

WRAPSTERS, INC.

By: Thomas E. Metzger
Thomas E Metzger
President

                         PROMISSORY NOTE
U.S. $40,000.00                                        June 30, 1999
                                                       Bexar County, Texas

     FOR VALUE RECEIVED, the undersigned, Wrapsters, Inc. ("Borrower) promises to pay to the order of Richard Wagner or their successors or assigns (the "Lender", the principal sum of forty thousand Dollars ($40,000.00) to be paid in lawful money of the United States of America. Interest will accrue on the Promissory Note at a rate of 10% per annum from the date of funding from the escrow account and will be payable semi-annually on June 30, and December 31, of each year until maturity. The entire principal balance of the Promissory Note, together with accrued interest, shall become due and payable on the earlier of (1) the maturity date of the Promissory Note in June 2001 (two years from the date of issuance), or (2) Upon the closing of a future public financing resulting in proceeds to the Borrowers of at least $2,000,000.

Interest on the Promissory Note shall be computed on the basis of a 360-day year from the actual days elapsed.

This Promissory Note may be prepaid in whole or in part at any time without penalty.

The Promissory Notes are unconditionally guaranteed as to the payment of principal and interest, jointly and severally by all of the direct and indirect subsidiaries of Wrapsters, Inc.

Should an acquisition be completed in the future, the Promissory Note will be secured by a first lien on the monthly royalty payments to be received from franchisees of the acquired companies. If any required payment of principal or interest is not paid the Lender with 15 days of the due date, then this Promissory Note shall be in default and become due and payable at once without notice and demand at the option of the Lender. While in default, amounts outstanding under the Promissory Note shall continue to bear interest at the rate of ten percent (10%) per annum.

This Promissory Note is to be construed and enforced in accordance with the laws of the State of Texas.

BORROWER:

WRAPSTERS, INC.

BY: Thomas E. Metzger
Thomas E Metzger
President